UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2008
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Principal Financial Officer
On August 18, 2008, Timothy R. Yost informed The Corporate Executive Board Company (the “Company”) of his intention to resign as Chief Financial Officer on September 5, 2008 in order to become Chief Financial Officer at Clark Construction Group, LLC, a private construction services company headquartered in Bethesda, Maryland.
Appointment of interim Principal Financial Officer
On August 19, 2008, the Company appointed Joyce Liu to serve as its interim Chief Financial Officer effective upon the departure of Mr. Yost. Ms. Liu, age 39, has served as the Managing Director - Financial Planning and Analysis at the Company since March 2008 and as Managing Director of New Business Development from October 2007 through March 2008. Before re-joining the Company, Ms. Liu served as Vice President of Finance at U.S. Foodservice, Inc., one of the country’s premiere foodservice distributors, from July 2005 through September 2007. At U.S. Foodservice, Ms. Liu’s primary responsibilities included reporting and analyzing operational performance and financial information of the business, managing the company’s budgeting/forecasting process, and assisting the CFO and Executive team in making informed business decisions. Prior to U.S. Foodservice, Inc., Ms. Liu held the position of Senior Director — Financial Planning and Analysis with the Company from December 2002 through July 2005.
As a condition of her appointment, Ms. Liu will receive an annual base salary of $275,000, plus bonus, and a one-time grant of 3,000 restricted stock units that will be granted on September 10, 2008 and vest in four equal annual increments. The Company agreed that it will not terminate Ms. Liu during the twelve months following her service as interim Chief Financial Officer and that if she quits more than six but less than twelve months after a new Chief Financial Officer is named, the Company will provide her six months’ salary as a retention bonus.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release announcing the matters described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release dated August 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company (Registrant)

Date: August 19, 2008
	By:	/s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release dated August 19, 2008.